Cerner Performance Plans for 2000

CPP Overview
------------

Cerner's business is expected to continue to grow at a phenomenal rate over the coming years. While we continue to seek talented associates for most areas our our business, several needs are expected to drive our hiring needs in the near term. We are aggressively expanding our sales team to provide better coverage for our prospective clients in the US, and globally. In addition, we expect to hire a significant number of: 1) consulting professionals who implement our solutions and tailor them to drive benefits for our clients, and 2) functional experts, architects, and engineers who build and support what have proven to be the industry leading solutions for all facets of health care.

Currently, approximately 25% of all associates participate in Cerner Performance Plans. Generally, sales associates participate in marketing incentives that comprise the majority of their total compensation. Senior consultants and leaders with P&L responsibility participate in performance plans that comprise 20 - 25% of their total compensation. Executives participate in performance plans that comprise 30 - 50% of their total compensation, depending on the nature and scope of their responsibility.

CPP Plans
---------

The first structure in the design of CPP is the plan. Plans are defined by role or team, and reflect the key responsibilities for an associate. Even though every Cerner associate "wears multiple hats" or plays multiple roles through the course of a year, most associates participate in only one plan. The potential incentive for an associate is called a Target Bonus Level (TBL).

There are three types of plans:

Business Unit CPP -- All associates participating in Cerner
Performance Plans participate in an Annual CPP plan. Several types of metrics may be used to calculate performance and plan payout.

The most common metric is a rewardable event metric, and is typically a quarterly, cumulative year-to-date target for business unit bookings, or operating earnings. We calculate and make quarterly rewardable events payments to reinforce consistent performance in support of annual corporate earnings targets. Year-end payments of rewardable events are adjusted by a factor which reflects the associate's performance. This Annual Performance Evaluation factor
(APE) is used to reflect and reward success on not only the "what" dimension of performance, but also the "how." We believe this is an important factor because Cerner's long-term success will be highly correlated to "how" (developing associate capabilities, sharing knowledge, building effective teams, supporting other business units, etc.) results are delivered now. The APE factor can adjust payments downward by as much as 50%, or upward by 30%.

For sales associates, marketing incentives are paid on the basis of percent of quota, or sales commission. These plans reward performance within a specified geographical region and/or product set.

EPS Incentive Plan -- A limited number of senior executives participate in this plan which is intended to drive aggressive EPS growth. Payments are calculated annually.

CPP Eligibility and Payments
----------------------------

CPP plans are administered on quarterly cycles, which are aligned with the quarters in the financial year.
Eligibility and payments are made on this basis.

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Eligibility

Eligibility for a plan is based on the role of the associate, and executive approval. Participants will be eligible for participation in the first full plan quarter following employment (or transfer into a role). If an associate starts during the first 15 working days of a quarter, he/she may be approved to participate in the plan for that quarter; however, sales associates will receive 50% of the payout for the agreement margings attained that quarter, and full payout for following quarters.

If an associate's participation in a Cerner Performance Plan is terminated due to termination of employment or transfer to a non-CPP role, the associate will be entitled to payment for any earned but not yet paid amounts. Payments are earned only for completed quarters; i.e., if participation is terminated in the middle of a quarter, no incentive will be paid for that quarter.

If an associate transfers from one CPP-based role to another, participation in the previous plan will be "closed out" per normal end-of-quarter processing under the provisions of the previous plan. Participation in the new plan will be effective as of the beginning of the following quarter. Whenever possible, such transfers should be coordinated to be effective as of the beginning of a quarter to avoid partial quarter issues.

Payment Cycles

Rewardable event incentives will be calculated and paid quarterly. Payments will be made by the 15th of the second month succeeding quarter.

Marketing Incentives will be calculated and paid quarterly, by the end of the month following quarter-end. Incentives are earned only upon completion of certain contracting and payment requirements. As these requirements are met, marketing incentive payments are made on a monthly basis.

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

                      2000 CPP Metrics

Neal L. Patterson
EPS Incentive TBL:  $210,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $227,500

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         Q


Clifford W. Illig
EPS Incentive TBL:  $25,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Glenn P. Tobin
EPS Incentive TBL:  $80,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $110,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         Q


Jack A. Newman, Jr.
Business Unit TBL:  $235,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    ------
Client Development Bookings           40%          Q
Total Bookings                        30%          Q
Corporate EPS                         30%          Q


Thomas C. Tinstman, M.D.
Business Unit TBL:  $100,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         Q


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

Paul M. Black
EPS Incentive TBL:  $50,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $225,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Total Bookings                        70%          Q
Corporate EPS                         30%          Q


Earl H Devanny, III
EPS Incentive TBL:  $100,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $123,750

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         Q


Alan D. Dietrich
Business Unit TBL:  $125,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Business Unit Bookings                50%         Q
Total Bookings                        20%         Q
Corporate EPS                         30%         Q


Stephen M. Goodrich
EPS Incentive TBL:  $50,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $96,250

Rewardable Event                    Weighting     Cycle
----------------                    ---------     -----
Business Unit Operating Earnings      50%           Q
Corporate EPS                         50%           Q


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

Douglas M. Krebs
EPS Incentive TBL:  $50,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $202,500

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Total Bookings                        25%          Q
International Bookings                50%          Q
Corporate EPS                         25%          Q


Stephen D. Garver
EPS Incentive TBL:  $50,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $195,000

Rewardable Event                         Weighting    Cycle
----------------                         ---------    -----
Corporate EPS                              30%          Q
Cerner Consulting Bookings                 30%          Q
Cerner Consulting Operating Earnings       40%          Q


Marc G. Naughton
EPS Incentive TBL:  $50,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL: $76,250

Rewardable Event                    Weighting     Cycle
----------------                    ---------     -----
Corporate EPS                         100%          Q


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

Stanley M. Sword
EPS Incentive TBL:  $50,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $100,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         Q


Jeffrey A. Townsend
EPS Incentive TBL:  $50,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $118,750

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         70%          Q
Total Bookings                        30%          Q


Richard J. Flanigan, Jr.
Business Unit TBL:  $201,250

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         30%          Q
Business Unit Bookings                30%          Q
Business Unit Operating Earnings      40%          Q


Paul J. Sinclair
EPS Incentive TBL:  $30,000

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         A


Business Unit TBL:  $142,500

Rewardable Event                         Weighting    Cycle
----------------                         ---------    -----
Corporate EPS                              30%          Q
Cerner Consulting Bookings                 30%          Q
Cerner Consulting Operating Earnings       40%          Q


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

Randy D. Sims
Business Unit TBL:  $68,750

Rewardable Event                    Weighting    Cycle
----------------                    ---------    -----
Corporate EPS                         100%         Q


Target Bonus Level (TBL) represents the amount payable if the target is achieved. If the target is exceeded additional amounts can be paid.







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